Exhibit 99.1

Regal Entertainment Group Reports Results for Fourth Quarter 2009

Knoxville, Tennessee — February 16, 2010 — Regal Entertainment Group (NYSE: RGC), a leading motion picture exhibitor owning and operating the largest theatre circuit in the United States, today announced fiscal fourth quarter 2009 results.

Total revenues for the fourth quarter ended December 31, 2009 were $765.6 million compared to total revenues of $711.7 million for the fourth quarter ended January 1, 2009.  Net income attributable to controlling interest was $35.5 million in the fourth quarter of 2009 compared to $29.4 million in the fourth quarter of 2008.  Diluted earnings per share was $0.23 for the fourth quarter of 2009 compared to $0.19 during the fourth quarter of 2008. Adjusted diluted earnings per share(1) was $0.27 for the fourth quarter of 2009 compared to $0.20 during the fourth quarter of 2008. Adjusted EBITDA(3) was $156.8 million for the fourth quarter of 2009 and $145.8 million for the fourth quarter of 2008.

Total revenues for the four quarters ended December 31, 2009 were $2,893.9 million compared to total revenues of $2,771.9 million for the four quarters ended January 1, 2009.  Net income attributable to controlling interest was $95.5 million during the four quarters ended December 31, 2009 compared to $112.2 million during the four quarters ended January 1, 2009.  Diluted earnings per share was $0.62 for the four quarters ended December 31, 2009 compared to $0.72 for the four quarters ended January 1, 2009. Adjusted diluted earnings per share(1) was $0.78 during the four quarters ended December 31, 2009 compared to $0.81 during the four quarters ended January 1, 2009.  Adjusted EBITDA(3) was $559.8 million for the four quarters ended December 31, 2009 and $548.2 million for the four quarters ended January 1, 2009.

The comparability of results for both the quarter and the four quarters ended December 31, 2009 to prior periods was impacted by a shift in Regal’s fiscal calendar.(5)  The calendar shift resulted in a thirteen week period for the fourth quarter ended December 31, 2009 as compared to a fourteen week period for the fourth quarter ended January 1, 2009 and a fifty-two week period for four quarters ended December 31, 2009 as compared to a fifty-three week period for four quarters ended January 1, 2009.  Reconciliations of non-GAAP financial measures are provided in the financial schedules accompanying this press release.

Regal’s Board of Directors also today declared a cash dividend of $0.18 per Class A and Class B common share, payable on March 16, 2010, to stockholders of record on March 4, 2010.  The Company intends to pay a regular quarterly dividend for the foreseeable future at the discretion of the Board of Directors depending on available cash, anticipated cash needs, overall financial condition, loan agreement restrictions, future prospects for earnings and cash flows as well as other relevant factors.

“We are pleased to report that 2009 was a record year for both Regal and our industry. Our highest-ever annual Adjusted EBITDA was driven by the industry’s first $10 billion box office and by our commitment to providing a quality theater experience to our patrons,” stated Amy Miles, CEO of Regal Entertainment Group.  “As we look ahead, we are excited about the opportunities created by the upcoming completion of the DCIP financing and by the number of premium format films included in the 2010 film slate,” Miles continued.

Forward-looking Statements:

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included herein, other than statements of historical fact, may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from the Company’s expectations are disclosed in the risk factors contained in the Company’s 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009. All forward-looking statements are expressly qualified in their entirety by such factors.

Conference Call:

Regal Entertainment Group management will conduct a conference call to discuss fourth quarter 2009 results on February 16, 2010 at 4:30 p.m. (Eastern Time).  Interested parties can listen to the call live on the Internet through the investor relations section of the Company’s Web site: www.REGmovies.com, or by dialing 877-407-0778 (Domestic) and 201-689-8565 (International). Please dial in to the call at least 5 - 10 minutes prior to the start of the call or go to the Web site at least 15 minutes prior to the call to download and install any necessary audio software.  When prompted, ask for the Regal Entertainment Group conference call.  A replay of the call will be available beginning approximately two hours following the call.  Those interested in listening to the replay of the conference call should dial 877-660-6853 (Domestic) or 201-612-7415 (International) and enter account #286 and conference call ID #337876.  In addition, this press release and other pertinent statistical and financial information are available in the investor relations section of the Company’s Web site: www.REGmovies.com.

About Regal Entertainment Group:

Regal Entertainment Group (NYSE: RGC) is the largest motion picture exhibitor in the world. The Company’s theatre circuit, comprising Regal Cinemas, United Artists Theatres and Edwards Theatres, operates 6,768 screens in 548 locations in 39 states and the District of Columbia. Regal operates theatres in all of the top 30 and 44 of the top 50 U.S. designated market areas. We believe that the size, reach and quality of the Company’s theatre circuit not only provide its patrons with a convenient and enjoyable movie-going experience, but is also an exceptional platform to realize economies of scale in theatre operations.

Additional information is available on the Company’s Web site at www.REGmovies.com.

Financial Contacts:	Media Contact:

Don De Laria	Dick Westerling
Regal Entertainment Group	Regal Entertainment Group
Vice President – Investor Relations	Senior Vice President - Marketing
865-925-9685	865-925-9539
don.delaria@REGmovies.com	dick.westerling@REGmovies.com

Regal Entertainment Group

Consolidated Statements of Income Information

For the Fiscal Quarters and Four Quarters Ended 12/31/09 and 01/01/09

(in millions, except per share data)

(unaudited)

	Quarter Ended		Four Quarters Ended
	Dec. 31, 2009	Jan. 1, 2009(4)	Dec. 31, 2009	Jan. 1, 2009(4)

Revenues
Admissions	$527.0	$478.6	$1,991.6	$1,883.1
Concessions	198.7	193.4	775.6	758.0
Other operating revenues	39.9	39.7	126.7	130.8
Total revenues	765.6	711.7	2,893.9	2,771.9

Operating expenses
Film rental and advertising costs	278.8	245.5	1,046.5	990.4
Cost of concessions	27.8	28.0	110.6	106.6
Rent expense	96.6	95.9	378.8	363.3
Other operating expenses	202.6	193.6	778.5	739.9
General and administrative expenses	16.4	15.8	64.2	62.1

(including share-based compensation expense of $1.6 million and $1.4 million for the quarters ended December 31, 2009 and January 1, 2009, respectively, and $5.9 million and $5.7 million for the four quarters ended December 31, 2009 and January 1, 2009, respectively)

Depreciation and amortization	50.3	55.0	201.9	202.3
Net loss on disposal and impairment of operating assets	10.9	6.4	34.0	22.4
Joint venture employee compensation	—	0.1	—	0.5
Income from operations	82.2	71.4	279.4	284.4

Interest expense, net	36.5	36.7	151.0	128.4
Gain on sale of Fandango interest	—	(3.4)	—	(3.4)
Earnings recognized from NCM	(11.8)	(11.5)	(38.6)	(32.9)
Loss on debt extinguishment	—	—	7.4	3.0
Other, net	0.4	1.0	2.4	2.9
Income before income taxes	57.1	48.6	157.2	186.4
Provision for income taxes	21.6	19.3	61.9	74.4
Net income	35.5	29.3	95.3	112.0
Noncontrolling interest, net of tax	—	0.1	0.2	0.2
Net income attributable to controlling interest	$35.5	$29.4	$95.5	$112.2

Diluted earnings per share	$0.23	$0.19	$0.62	$0.72
Adjusted diluted earnings per share(1)	$0.27	$0.20	$0.78	$0.81
Weighted average number of diluted shares outstanding(2)	154.2	153.6	154.1	155.2

Consolidated Summary Balance Sheet Information

(dollars in millions)

(unaudited)

	As of	As of
	Dec. 31, 2009	Jan. 1, 2009(4)

Cash and cash equivalents	$328.1	$170.2
Total assets	2,637.7	2,595.8
Total debt	1,997.1	2,004.9
Total stockholders’ deficit of Regal Entertainment Group	(246.1)	(235.5)

Operating Data

(unaudited)

	Quarter Ended		Four Quarters Ended
	Dec. 31, 2009	Jan. 1, 2009	Dec. 31, 2009	Jan. 1, 2009

Theatres at period end	548	552	548	552
Screens at period end	6,768	6,801	6,768	6,801
Average screens per theatre	12.4	12.3	12.4	12.3
Attendance (in thousands)	62,957	61,756	244,539	245,174
Average ticket price	$8.37	$7.75	$8.14	$7.68
Average concessions per patron	$3.16	$3.13	$3.17	$3.09

Reconciliation of EBITDA to Net Cash Provided by Operating Activities

(dollars in millions)

(unaudited)

	Quarter Ended		Four Quarters Ended
	Dec. 31, 2009	Jan. 1, 2009(4)	Dec. 31, 2009	Jan. 1, 2009(4)

EBITDA	$143.9	$140.4	$510.3	$517.3
Interest expense, net	(36.5)	(36.7)	(151.0)	(128.4)
Provision for income taxes	(21.6)	(19.3)	(61.9)	(74.4)
Deferred income taxes	0.6	9.1	(1.1)	(20.2)
Changes in operating assets and liabilities	89.1	38.9	44.1	(73.7)
Gain on sale of Fandango interest	—	(3.4)	—	(3.4)
Loss on debt extinguishment	—	—	7.4	3.0
Other items, net	15.3	14.8	63.0	50.7
Net cash provided by operating activities	$190.8	$143.8	$410.8	$270.9

Reconciliation of EBITDA to Adjusted EBITDA

(dollars in millions)

(unaudited)

	Quarter Ended		Four Quarters Ended
	Dec. 31, 2009	Jan. 1, 2009(4)	Dec. 31, 2009	Jan. 1, 2009(4)

EBITDA	$143.9	$140.4	$510.3	$517.3
Gain on sale of Fandango interest	—	(3.4)	—	(3.4)
Net loss on disposal and impairment of operating assets	10.9	6.4	34.0	22.4
Share-based compensation expense	1.6	1.4	5.9	5.7
Joint venture employee compensation	—	0.1	—	0.5
Loss on debt extinguishment	—	—	7.4	3.0
Noncontrolling interest, net of tax and other, net	0.4	0.9	2.2	2.7
Adjusted EBITDA(3)	$156.8	$145.8	$559.8	$548.2

Free Cash Flow

(dollars in millions)

(unaudited)

	Quarter Ended		Four Quarters Ended
	Dec. 31, 2009	Jan. 1, 2009	Dec. 31, 2009	Jan. 1, 2009

Net cash provided by operating activities	$190.8	$143.8	$410.8	$270.9
Capital expenditures	(22.5)	(32.6)	(108.8)	(131.7)
Proceeds from asset sales	0.4	—	0.8	3.6
Free cash flow(3)	$168.7	$111.2	$302.8	$142.8

Reconciliation to Diluted Earnings Per Share and Net Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended		Four Quarters Ended
	Dec. 31, 2009	Jan. 1, 2009(4)	Dec. 31, 2009	Jan. 1, 2009(4)

Net income attributable to controlling interest	$35.5	$29.4	$95.5	$112.2
Loss on debt extinguishment, net of related tax effects	—	—	4.5	1.8
Net loss on disposal and impairment of operating assets, net of related tax effects	6.6	3.9	20.6	13.5
Gain on sale of Fandango interest, net of related tax effects	—	(2.0)	—	(2.0)
Net income attributable to controlling interest, excluding loss on debt extinguishment, net loss on disposal and impairment of operating assets and gain on sale of Fandango interest, net of related tax effects	$42.1	$31.3	$120.6	$125.5

Weighted average number of diluted shares outstanding(2)	154.2	153.6	154.1	155.2

Adjusted diluted earnings per share(1)	$0.27	$0.20	$0.78	$0.81
Diluted earnings per share	$0.23	$0.19	$0.62	$0.72

(1)   We have included adjusted diluted earnings per share, which is diluted earnings per share excluding loss on debt extinguishment, net of related tax effects, net loss on disposal and impairment of operating assets, net of related tax effects and gain on sale of Fandango interest, net of related tax effects, because we believe it provides investors with a useful industry comparative and is a financial measure used by management to assess the performance of our Company.

(2)   Represents reported weighted average number of diluted shares outstanding for purposes of computing diluted earnings per share and adjusted diluted earnings per share for the quarters and four quarters ended December 31, 2009 and January 1, 2009.

(3)   Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization expense, gain on sale of Fandango interest, net loss on disposal and impairment of operating assets, share-based compensation expense, joint venture employee compensation, loss on debt extinguishment, noncontrolling interest, net of tax and other, net) was approximately $156.8 million for the quarter ended December 31, 2009.  We believe EBITDA, Adjusted EBITDA and Free Cash Flow provide useful measures of cash flows from operations for our investors because EBITDA, Adjusted EBITDA and Free Cash Flow are industry comparative measures of cash flows generated by our operations and because they are financial measures used by management to assess the liquidity of our Company.  EBITDA, Adjusted EBITDA and Free Cash Flow are not measurements of liquidity under U.S. generally accepted accounting principles and should not be considered in isolation or construed as a substitute for other operations data or cash flow data prepared in accordance with U.S. generally accepted accounting principles for purposes of analyzing our liquidity.  In addition, not all funds depicted by EBITDA, Adjusted EBITDA and Free Cash Flow are available for management’s discretionary use.  For example, a portion of such funds are subject to contractual restrictions and functional requirements to pay debt service, fund necessary capital expenditures and meet other commitments from time to time as described in more detail in the Company’s 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009.  EBITDA, Adjusted EBITDA and Free Cash Flow, as calculated, may not be comparable to similarly titled measures reported by other companies.

(4)   Effective January 2, 2009, we retrospectively adopted certain provisions of FASB Accounting Standards Codification Subtopic 470-20, Debt—Debt with Conversion and Other Options (“ASC Subtopic 470-20”). Our 6¼% Convertible Senior Notes and the 3¾% Convertible Senior Notes are within the scope of ASC Subtopic 470-20; therefore, we were required to retrospectively record the debt portions of the 6¼% Convertible Senior Notes and the 3¾% Convertible Senior Notes at their fair values as of the respective dates of issuance and amortize the related debt discount into interest expense over the life of each debt instrument during the periods in which the debt instruments are outstanding.

During the quarter ended January 1, 2009, we retrospectively recorded approximately $1.1 million of non-cash interest expense for the 6¼% Convertible Senior Notes.  After related tax effects, the resulting decrease in net income attributable to controlling interest from the adoption of ASC Subtopic 470-20 was approximately $0.7 million for the quarter ended January 1, 2009.  During the four quarters ended January 1, 2009, we retrospectively recorded approximately $4.2 million of non-cash interest expense for the 6¼% Convertible Senior Notes and the 3¾% Convertible Senior Notes. In addition, for the four quarters ended January 1, 2009, amounts previously recorded for loss on debt extinguishment and provision for income taxes were retrospectively adjusted by $67.5 million and $23.6 million, respectively.  The resulting increase in net income attributable to controlling interest from the adoption of ASC Subtopic 470-20 was approximately $39.7 million for the four quarters ended January 1, 2009.   In addition, the unaudited consolidated summary balance sheet information as of January 1, 2009 presented herein has been retrospectively adjusted to give effect to the adoption of ASC Subtopic 470-20 as follows:

	As of January 1, 2009 (Previously Reported)	Impact of ASC Subtopic 470-20	As of January 1, 2009 (As Revised for ASC Subtopic 470-20)
	(in millions)
Total assets	$2,599.5	$(3.7)	$2,595.8
Total debt	2,014.4	(9.5)	2,004.9
Total stockholders’ deficit of Regal Entertainment Group	(241.3)	5.8	(235.5)

(5)   The comparability of the quarter ended December 31, 2009 to the quarter ended January 1, 2009 was impacted by a shift in our quarterly fiscal calendar, which resulted in a fourteen week period for the Q4 2008 period compared to a thirteen week period for the Q4 2009 period.  In addition, the comparability of the four quarters ended December 31, 2009 to the four quarters ended January 1, 2009 was impacted by a shift in our annual fiscal calendar resulting in a fifty-three week period for Fiscal 2008 as compared to a fifty-two week period for Fiscal 2009. The additional week in Fiscal 2009 was the week between Christmas and New Years, a traditionally high attendance and revenue week for the Company. The comparability of the four quarters ended December 31, 2009 to the four quarters ended January 1, 2009 was also impacted by our acquisition of 400 screens from Consolidated Theatres on April 30, 2008.